UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

CARGO Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41859	84-4080422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road
Suite 400
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 499-8950

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CRGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2024, CARGO Therapeutics, Inc. (the “Company”) entered into Sublease Agreement (the “Sublease”) with Vaxcyte, Inc. (“Vaxcyte”), for a portion of the Company’s headquarters located at 835 Industrial Road, San Carlos, California 94070 (the “Building”). The Company believes entering into the Sublease will optimize the utility of the office space during the term of the Sublease (described below). The Sublease commencement date was July 3, 2024.

The portion of the premises subject to the Sublease is approximately 38,200 rentable square feet. Pursuant to the Sublease, Vaxcyte will also have access to additional square feet of common amenities in the Building (“Shared Amenities Space”), at no additional cost to Vaxcyte.

The Sublease term will end on the day that is the last day of the 24th month from the Commencement Date, with Vaxcyte having the right to extend the term of the Sublease for one additional 12-month period unless the Company intends to reoccupy the space, unless sooner terminated or cancelled in accordance with the terms and conditions of the Sublease. Vaxcyte will be obligated to pay rent of approximately $214,000 per month (the “Base Rent”), with such Base Rent being abated for the first two (2) months following the commencement of the Sublease. Vaxcyte will be required to pay approximately 38% of the operating expenses as specified in the Sublease.

The Sublease is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the Sublease.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Sublease Agreement, dated July 1, 2024, by and between CARGO Therapeutics, Inc. and Vaxcyte, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGO THERAPEUTICS, INC.

Date: July 8, 2024	By:	/s/ Gina Chapman
Gina Chapman
Chief Executive Officer